SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 10, 2016

Date of Report (Date of Earliest Event Reported)

Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10254 (Commission File Number)	58-1493818 (IRS Employer Identification No.)

One TSYS Way, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 644-6081

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 10, 2016, NetSpend Corporation (“NetSpend”), a subsidiary of Total System Services, Inc. (“Registrant”), became subject to a complaint filed by the Federal Trade Commission (“FTC”) alleging that certain NetSpend marketing materials were deceptive. Registrant intends to vigorously defend matters arising out of the complaint, and believes that NetSpend has substantial defenses to do so. Also on November 10, 2016, NetSpend issued a press release responding to the FTC’s complaint. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in the press release shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.     Description

99.1                 NetSpend’s press release dated November 10, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. (“Registrant”)

Dated: November 10, 2016	By:	/s/ Kathleen Moates
Kathleen Moates Senior Deputy General Counsel

3